Exhibit 99.1

IotaComm Announces New Independent Board of Directors

Adds Business Operations and Capital Markets Expertise

ALLENTOWN, PA (ACCESSWIRE) – July 6, 2021 - Iota Communications, Inc. (OTC: IOTC) ("IotaComm" or the "Company"), a wireless communication and data analytics software company, today announced the appointments of Kathy Hanrahan, Paul Baldwin, Mark Romano, and Jim Ratigan, to its Board of Directors.

IotaComm is building the next generation of wireless connectivity for the Internet of Things, leveraging a nationwide portfolio of FCC-licensed 800 MHz radio spectrum. The Company’s solutions enable real-time data aggregation to advance health, safety, and sustainability for commercial and industrial customers.

“I am delighted to welcome our new independent directors to the IotaComm team,” said Terrence DeFranco, President and CEO of IotaComm. “We are at a critical point in the Company’s growth, and it is very exciting to add their combined knowledge, experience and expertise. Their insights and perspectives will bring significant value to our shareholders as we confront the strategic alternatives that we will face in the future.”

The Company also announced the resignation of J. Barclay Knapp from the Board of Directors.

“I am very thankful for Barclay’s leadership that helped to get us to this point in our growth,” DeFranco continued. “I look forward to continue to work with him on fulfilling our shared vision of becoming the leading wireless communication platform for the Internet of Things."

The Company also announced the appointment of Marcum, LLP as the new auditor, replacing Friedman, LLP.

Biographies:

Kathy Hanrahan

Kathy Hanrahan currently serves as the Chief Financial Officer for Red Mountain Weight Loss. Prior to joining Red Mountain, Ms. Hanrahan ran her own management consulting firm where she focused her time on providing financial, operational, and strategic support to growing organizations within the State of Arizona, as well as serving as a director for both public and private companies located in the States of Arizona and Texas.

Before establishing New Horizons Management Consulting in 2010, Ms. Hanrahan was employed by TASER International Inc. (now AXON). During her tenure with TASER, she served in several key executive positions. These positions included, in order from her hire: Controller (1996 – 2000), Chief Financial Officer (2000 – 2004), taking the Company public on the NASDAQ stock exchange in 2001, Chief Operations Officer (2003 – 2006) and President and Chief Operating Officer (2006 – 2008). Her last position with the organization was as the Chief Executive Officer and Co-Chairperson for the TASER Foundation for Fallen Officers (2008 – 2010).

Paul Baldwin

Paul Baldwin has more than 30 years of executive leadership experience in the insurance risk management/reinsurance industry, with a deep understanding of balance sheet improvement, risk mitigation, financial planning, mergers and acquisitions and business development. He has consulted to Fortune 500, middle-market and international companies in multiple industry sectors to identify and improve operational efficiency, sales growth, business strategy and execution.

Mr. Baldwin is a Vice President for NFP Insurance, a $1.3bn global insurance broker. He has held executive roles at Huntington Insurance as part of Huntington Bank where he was the President and CEO and several leadership roles for Wells Fargo, including Regional Director for the Southwest and Executive Vice President and COO for American E&S providing direction and overall strategy that achieved tremendous growth in business development, transformation, and integration nationally. Prior to Wells Fargo, Mr. Baldwin served in leadership, business development, sales and consulting roles for Aon PLC, Federated Insurance and Zurich North America.

Mark Romano

Mark Romano brings over 37 years of technical, program, and general business management experience. He has broad experience with government and commercial contracting, owned and successfully operated commercial businesses, and is well versed in all aspects of business performance. From 2018 – 2021 Mr. Romano has served as Sr. Director at L3Harris Technologies Inc. where he is responsible for P&L of large government programs in the Wireless Products Group business unit, and has Senior Leadership accountability for business strategy and execution across the $2+ billion Business Segment. From 2013 – 2018 he served as Sr. Product manager for L3Harris’s commercial geospatial division. From 1994-2013, Mr. Romano owned and divested 2 international commercial geospatial companies serving in Vice President and CTO capacities. Mr. Romano is educated in Electrical Engineering from Keene State College (1984) and is a subject matter expert with extensive worldwide published peer reviewed papers, textbooks, and journals including extensive participation in his industry as a keynote speaker.

Jim Ratigan

James (Jim) Ratigan is a senior investment banker, specializing in providing strategic and capital markets advice, and mergers and acquisitions (M&A) execution for nearly thirty years. He spent the first two decades of his career in the M&A group at Merrill Lynch in New York. Subsequently, Mr. Ratigan spent seven years as a Senior Managing Director and member of the Global M&A Leadership team at Deutsche Bank, most recently as the Head of Americas M&A. Mr. Ratigan joined Leerink Partners (now SVB Leerink) in late 2016, as a Senior Managing Director and Head of M&A with a focus on building the firms’ advisory presence. Throughout his career, he has worked on hundreds of public and private deals across a broad range of industries, regions, and types of strategic advisory assignments. Mr. Ratigan graduated with honors in 1991 from Brown University.

About Iota Communications, Inc.

Iota Communications, Inc. (OTC: IOTC) or IotaComm™ is a wireless communications and data analytics company that provides Internet of Things ("IoT") solutions that enable health, safety, and sustainability initiatives. IotaComm provides gateways and sensors to gather data related to indoor air quality, resource consumption, water quality, asset monitoring, and other critical data across multiple verticals, including commercial real estate, municipal, education, health care, and manufacturing. The data analytics services are used to provide insights that enable a safe and healthy environment, higher productivity and efficiency, and cost-savings. IotaComm also offers related services which facilitate the adoption of its subscription-based services, such as customization and advanced data analytics.

For more information about Iota Communications, Inc., please visit: https://www.iotacommunications.com

Forward-Looking Statements

This press release may contain "forward-looking statement" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include, but are not limited to, any statements relating to our beliefs regarding the role that IoT will play in the future, our ability to implement our strategic goals, our ability to raise capital and reduce costs, and any other statements that are not historical facts. Forward-looking statements are based on management's current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include, but are not limited to: risks related to the acquisition and integration of the assets we acquired from Solbright Group, Inc., risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third-party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for substantial additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our SEC filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

Corporate and Investors:

Iota Communications, Inc.
600 Hamilton Street, Suite 1010
Allentown, PA 18101
Tel: (855) 743-6478
investors@iotacommunications.com

Public Relations / Media:

Kim Velez VP, Head of Marketing
Iota Communications, Inc.
Tel: (484) 861-2994
kvelez@iotacommunications.com

SOURCE: Iota Communications Inc.